Listing Report:Supplement No. 155 dated Jan 27, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 438138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$199.00

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	11 / 7	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	4y 8m
Amount delinquent:	$1,020	Revolving credit balance:	$5,596	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	MA-Moonwalk	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 95% )	700-719 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	1 ( 5% )	680-699 (Jun-2008)
Principal balance:	$2,876.49	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Payoff Loan + Business expa
Purpose of loan:
This loan will be used to pay off my previous prosper loan & to invest in additional rental equipment.? I've canceled all but 1 credit card after receiving a "we're increasing your apr by double" letters from most of them.? I'll only have this bill & my car payment + insurance & 3 small credit card bills.? So I'll easily be able to make the monthly payment.? I got married in late May & I need to rapidly consolidate my debt and get on track to secure our first home together.? We had a great year last year with the rental business & with such a high demand we are looking to expand a little this year.? The monthly payment for this new loan will be the same if not less than my current Prosper loan payment (which will be paid off by this loan, so my payment doesn't change, it's just extended a little.? Never missed a payment!? Thanks for your help!? If your on the MA south shore, look up www.ma-moonwalk.com for our rental business!? Thanks again!

My financial situation:
I am a good candidate for this loan because I haven't missed a payment in over 4 years, I have a good credit score, and a reliable net income + job security.? Plus I've never missed a payment on my other Prosper loan!? I'm going to payoff my first prosper loan with this second loan and use the extra 2000-2500 to invest in additional equipment.? The payment will not change.? Thanks for your help!

Monthly net income: $ 2000.00

Monthly expenses: $ 845 / $1000
??Housing: $ 0.00
??Insurance: $ 180.00
??Car expenses: $?375.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $?150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0.00 (after consolidation)
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.41%	Starting borrower rate/APR:	8.41% / 11.94%	Starting monthly payment:	$31.53

Auction yield range:	4.06% - 7.41%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	19%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$83,071	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	top-powerful-money	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughter going off to college
Purpose of loan:
This loan will be used to??
help my daughter set up?housing for college.?
My financial situation:
I am a good candidate for this loan because?
I have a very secure?career working for the government. Ihave also been working at a Dr.'s clinic?part-time?for the past?two years.
Monthly net income: $
2,200
Monthly expenses: $
??Housing: $ 800????????
??Insurance: $ included in housing expense
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $?100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$67.89

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1995	Debt/Income ratio:	23%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,728	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	tcampbell2255	Borrower's state:	Georgia	Borrower's group:	KING FINANCIAL GROUP///100% CASH FLOW SOLUTIONS FOR YOU
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-659 (Latest)
Principal borrowed:	$9,701.00	< mo. late:	0 ( 0% )	640-659 (Mar-2008) 640-659 (Feb-2008) 640-659 (Mar-2007)
Principal balance:	$3,320.12	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Paying off 401(k) loan
Hello!

I am applying for my third Prosper loan after successfully paying off my?1st Prosper loan earlier this month.? I plan to use this loan to?payoff my current 401(k) loan and invest in additional real estate investing courses.? Over the past 2 years, I have been?restoring my credit file by paying off old bills and other high interest accounts.? I am still a part-time real estate investor and intend to make it my full-time profession within the next two to three years.? This year, I want to take my investing career to another level by learning two new techniques:? private lending and "subject-to" financing.? Any help you can provide in this endeavor is greatly appreciated!??? As a quick summary, here are my monthly income and expenses:

Income:????????????????$4060 (gross)
Expenses:
????Rent/Utilities:????$450?(staying at my parent's house)
????Car loan:??????????$0 (car paid off in 2007)
????Car Insurance:??$202
????Auto gas:?????????$300
????Cable:???????????????$60
????Food:???????????????$250
????Credit cards:?????$200
????2nd Prosper:??????$257
????Student Loans:???$300?
????Entertainment:???$200
????Savings:????????????$50
????Giving:???????????????$400
????Medical:????????????$50
????Miscell.:????????????$50

Thank you so much?for taking the time to consider my request.? I?truly appreciate any help you can provide.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1993	Debt/Income ratio:	22%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$38,305	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	reward-vault3	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high int credit cards
Purpose of loan:
This load will be used to pay down high interest credit cards.?
My financial situation:
I am a good candidate for this loan because I have a full time position in a company in a very good field, Medical/Orthopedics,?and I also have a spouse that works full time and makes another $57k/year to help support.? She also works in the health care industry and can work just about anywhere.? We are in debt reducing mode as we took on too much debt when we moved a year and a half ago.? We are about to pay off a $2k cc and continue to roll from there, but I do have a couple higher interest cards that I need to get down to reasonable rates to get ahead.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$271.90

Auction yield range:	17.06% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2001	Debt/Income ratio:	36%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,783	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	runpaulone	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	600-619 (Feb-2008)
Principal balance:	$3,550.40	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
2nd Listing- Pay off High Interest
Purpose of loan:
I'd like to consolidate a few credit cards with interest rates that are NEVER-ENDING!?

My financial situation:
I am a second time borrower from Prosper, which might not look good, but for 2 years I've successfully paid each month and never been late!? How's that for a payment history!!!?? Someone help me out of this mess!

Monthly net income: $1,500.00

Monthly expenses: $
??Housing: $540.00
??Insurance: $40.00
??Car expenses: $120.00 (Fuel)?
??Utilities: $100.00
??Phone, cable, internet: $0.00
??Food, entertainment: $200.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $485.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$531.89

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1981	Debt/Income ratio:	40%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$34,195	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wizard915	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards. The current state of the economy has crucified me with respect to interest rates.

My financial situation:
I am a good candidate for this loan because I am employed full-time with a great salary.? I am also helping pay down my older son's student loans since he's newly married with an infant. I presently have a personal loan with my CU at a 9.5% rate which has less than 9 months left to repay.? This loan gets paid with automatic deductions from my CU savings account.? I am also halfway through a Lending Club loan and again, have automatic payments made from my bank account.? I was divorced within the past few months and am simply trying to get back on my feet. I'd feel much better knowing these debts will be paid off in three years versus 10 years at their current interest rate with the banks.? Of the 34K in revolving credit, 12K is my auto lease and 5K is a Capital One cc with a 7.99% rate.? When I got divorced, I left with nothing.? And now I'm trying to pay off all debts I've incurred as quickly as possible.? Thank you for your consideration.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 500 (share apartment)
??Insurance: $ 100
??Car expenses: $ 371 (Nissan lease)
??Utilities: $ 100
??Phone, cable, internet: $ $100 cell
??Food, entertainment: $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $ 273 train; $200 per month 529 plan;
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.37

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	29	Length of status:	0y 3m
Amount delinquent:	$13,498	Revolving credit balance:	$2,360	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	willmakegood57	Borrower's state:	Missouri	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	540-559 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Second Prosper Loan..Little Risk!
Purpose of loan:
This loan will be used to?expand my eBay Business. After being laid off last year from $120,000 a year job as a sales manager I decided to think outside the box and use my sales and marketing expertise for my own business. I turned to eBay because of the built in audience and the cost effective sales tools they offer. My first niche was women's golf accessories. In my first 3 months I have exceeded my sales goals and have a feedback score of 100% 5 star positive. As this store continues to do well, it has been in my roadmap to success to expand to several eBay stores. After extensive research?I have discovered another niche market which has a strong sell through rate of 80% -97%. This loan will allow me to purchase product for my 2nd eBay venture.

My financial situation:
I am a good candidate for this loan because?I have been and will continue to be a great prosper borrower. My first loan was paid off early. My finances are currently affected because last February I started the process of a loan modification. Before being laid off I had taken 3 pay cuts, hence making me eligible for the program. The modification just came through last week...WooHoo! It cut my mortgage in almost half. Unfortunately, while you go through the process it affects your credit. Even though I made the required trial payments every month...the lender shows you are in arrears because you are making payments less than the original mortgage. It is a very long process which I am sure is why only 39,000 people so far have qualified. I am blessed to be one of them. Although not married, I am in a committed 6 year relationship and we live together. Mike has a good job and we have 6 months of expenses saved. It makes more financial sense to do another Prosper loan to purchase inventory than to eat into our savings right now.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2005	Debt/Income ratio:	47%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,462	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sensible-justice	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pating off my credict cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.50%	Starting borrower rate/APR:	23.50% / 25.78%	Starting monthly payment:	$779.42

Auction yield range:	8.06% - 22.50%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$46,193	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sympathetic-peso	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Great Rate to Consolidate
Purpose of loan:
This loan will be used to?
Consolidate debt in order to give myself breathing room while continuing to grow my business.
My financial situation:
I am a good candidate for this loan because?
I am a responsible borrower and have never not repayed a debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$60	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	6
Screen name:	integrity-widget	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory of lumber
Purpose of loan:
This loan will be used to? Purchase lumber.? I have an account at a local lumber yard that I can do turn key framing jobs with.? If i pay for the lumber before using it on a job with credit,? I could save 20% on the Lumber

My financial situation:
I am a good candidate for this loan because? I have alot of contracts in the construction bussiness with local builders,? I have more job opportunities than I can finacially mantain.

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $ 1179
??Insurance: $ 140
??Car expenses: $ 700 with gas????
??Utilities: $ 200
??Phone, cable, internet: $?280
??Food, entertainment: $?800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1000
??Other expenses: $ 467?? child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	31	Length of status:	2y 4m
Amount delinquent:	$3,844	Revolving credit balance:	$1,933	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	loving-kindness	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating
Purpose of loan:
This loan will be used to? consolidate bills into one monthly payment. To build a relationship with prosper.

My financial situation:
I am a good candidate for this loan because? I am honest. I have a steady income and pay my bills on time. As you can see I have 2 delinquencies on my credit report, these are from hospital bills. I am paying on them monthly to Quantum collections. However they stay delinquent until they are payed in full. I plan to put some of this money towards them.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 70
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	21%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,361	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	excellent-worth6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay down my high interest credit cards.

My financial situation:
I am a good candidate for this loan because? I?am never late on any payments. I would like to be free of credit card debt. I also take pride in keeping a good credit?score. I?do not have any delinquencies or defaults.?I?intend to repay every dollar borrowed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$147.09

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1999	Debt/Income ratio:	14%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$35,884	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	cerebral-investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of high rate loan!!
Purpose of loan:

Hello potential lender.??I was referred here by a good friend who used to be a?lender here as well.? He had told me this is a good place to get to an unsecured loan at a reasonable rate especially now with all the lenders tightening up.?

I am looking to obtain this personal loan in order to payoff a high interest debt. I was in desperate need of emergency money and had taken out a personal loan with a well known company that is known for having high interest rates. I will be using this loan along my personal funds to close out that debt. By paying this off I am hoping that it also helps increase my credit scores as well.

Financial situation:

No need to worry!...I can?make payments without a problem.? I work full time and have been in the same industry for several years.? I am responsible and have NEVER been late or missed a payment with any of my creditors as evidence by my credit report.??I?value my credit immensely?and i dont plan on ruining my credit over a?small affordable?monthly payment.??I had recently paid off an auto loan in November 2009 that?was financed over the past 5 years?@ 429.59 per month.? With that out the way, that has freed up even more cash which will ensure that i can make payments without a problem which means?Im a good investment!?

Thanks for reading and thank you for your consideration!

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $?1000
??Insurance: $?500 every?6 months
??Car expenses: $?car is paid off
??Utilities: $ included in the housing amount
??Phone, cable, internet: $?50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
? Credit cards and other loans: $751?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.91%	Starting borrower rate/APR:	29.91% / 32.29%	Starting monthly payment:	$114.49

Auction yield range:	11.06% - 28.91%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$249	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	actorman1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Car Repair
Purpose of loan:
I need $2700 to fix my Toyota Prius high voltage battery, which recently started to malfunction.? This is a rather expensive repair, but I have found an engineer who fixes high voltage batteries for much less than the dealership quoted me last week.? I have talked to three people who have used his services; all of them raved about his professionalism.? He also gives a very sensible performance guarantee, which is nice.? Overall, a working car is necessary as a business asset for me.? To make extra money, I often tutor high school and college students for $125/hour.? I am able to charge so much because I went to an elite college back east, but without a car, my ability to get to my tutoring appointments is greatly diminished.? I will also have trouble getting to my meetings in the entertainment industry.? In short, I really need to get this car fixed.?

My financial situation:
I am a good candidate for this loan because I have absolutely no debt whatsoever.? My car is paid off, and I have very few monthly expenses that are not flexible according to how much money I have coming in.? In a more typical month, I probably wouldn't even need this money, but since I traveled for most of December and early January, things were very tight when my car battery died. I am very conscientious about paying my bills.? As I am currently working in the entertainment industry (both writing and acting), my parents have been very good about making sure I have enough money if things ever get tight.? I'm fortunate that they've been so kind in that way.? Ultimately, it is both true that I would personally never default on a loan, and that my parents would step in way before such a loan went into default.? I do feel a need, however, to explain the "4 delinquencies" that currently appear on my credit report.? I have been in a protracted dispute with the credit reporting agencies about a 3-year-old utility bill that my then-roommate paid late.? Unfortunately, my name was on the account as well, and while the debt was paid in full once I discovered it, it has reported negatively nonetheless.? This has been very frustrating to me, but I have been unable to reach any agreement to get the delinquencies removed.? Please know that I will not default.? I cannot afford having my credit score drop in any way.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 700
??Insurance: $0
??Car expenses: $ 25
??Utilities: $ 30
??Phone, cable, internet: $ 20
??Food, entertainment: $ 400
??Clothing, household expenses $0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1999	Debt/Income ratio:	11%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	2y 7m
Amount delinquent:	$292	Revolving credit balance:	$369	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	exchange-creature	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Need a more trustworthy vehicle"
Need a more trustworthy vehicle
This loan will be used to purchase a used vehicle for getting to and from work and other personal needs. I have good credit - and qualified for a new or used car loan at a great rate - but don't want that much debt - as I just paid off all of my bills (even the new furniture from our recent home purchase). This will be an intermediate car I'm hoping to get 2-3 years out of.

I am a good candidate for this loan because?A) I had a fico well over 700 just recently, and was never late on any of my prior car loans (all paid in full). My score just dipped below 700 as I just purchased a new home - and had multiple inquiries (phone, cable, mortgage, etc.). B) My fico is stil in the 680-690 range - and not only have I worked full time with the same company (and am under a 5 year contract with them) - but continually receive raises (last year my base salary went up almost $7,000). I'm also a motion picture editor in the union (IATSE local 700) who can easily pick up additional jobs outside the company I work for if needed. C) I'm currently in a very comfortable financial situation - but don't want to dig into savings to purchase this vehicle - unless absolutely necessary. For the record - the one delinquent bill on there was from 6 years ago - and was a duplicate medical bill I disputed (I had insurance) that they said is soon to be discharged. I've never been late with a car, mortgage or credit card payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$830.36

Auction yield range:	8.06% - 11.00%	Estimated loss impact:	6.43%
Lender servicing fee:	1.00%	Estimated return:	4.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	9%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,145	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	isaacco	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Not sure why I am listed as a "C" borrower. Check out my credit profile it reflects a credit score between 820-839. Not sure whats going on here...

Nonetheless, this loan will be used for expanding our small firm and may not be needed for the full term of the loan. Shooting for a short-term float/carry. We?have no problem financing the expansion elsewhere, but would prefer a better rate (just like the rest of us).

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$386.84

Auction yield range:	8.06% - 21.95%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1996	Debt/Income ratio:	16%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,918	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transaction-slingshot	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DJ Equitment / home improvement
Purpose of loan:
This loan will be used to? purchase dj equitment because i need more sound equitment for bigger venues because I plan on going out on my own. I also want to make some home improvements in my home to up the value.

My financial situation:
I am a good candidate for this loan because?? all my loans in the past have been paid on time or early. Ive never been late on any loan payments or bills. I have perfect credit to receive a loan like this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$416.43

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1996	Debt/Income ratio:	13%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bonafide-agreement3	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my state taxes
Purpose of loan:
This loan will be used to? pay off my state taxes due to divorce.

My financial situation:
I am a good candidate for this loan because??because paying state back by a lender will lower my interest on the money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.90%	Starting borrower rate/APR:	21.90% / 24.16%	Starting monthly payment:	$190.69

Auction yield range:	17.06% - 20.90%	Estimated loss impact:	35.68%
Lender servicing fee:	1.00%	Estimated return:	-14.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1995	Debt/Income ratio:	6%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	4 / 2	Employment status:	Retired
Now delinquent:	1	Total credit lines:	34	Length of status:	1y 0m
Amount delinquent:	$121	Revolving credit balance:	$15	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rate-quest8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt payoff
Purpose of loan:
This loan will be used to? I had surgeryMay2009 I had coverage it only cost $2000 out of pocket.But my wife had cancer surgery a?double mastectomy she had no insurance so all are savings went she since has coverage from Nevada womens cancer clinic so all her bills are covered but we incured bills prior I made the mistake of going to dollar loan centers and a payday loan company it is interest only and the raters are killing me I haved lived in nevada at my present address a condo that I own for 5 years Ihave 2 cars paid in full 2 2004 Impalas.I need the loan to payoff these interest only loans and have one affordable monthly payment thank you.

My financial situation:
I am a good candidate for this loan because Iam paying high interest only loans it would be easier to pay one lower interest loanthat I know will be payed off in 36 months thank you I will be willing to pay a higher interest rate than I had listed on my application?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$319.86

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2000	Debt/Income ratio:	15%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,200	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	investment-merry-maker	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off credit cards.?

My financial situation:
I am a good candidate for this loan because? I have good credit, all my bills have?are paid on time. My wife and?I have a few credit cards in both our names plus car payments and its just to many things to juggle.?I have a good and reliable job, so payments are not a problem.?Our debt in credit cards is about $10,000. I would like to get on a payment plan and get out of debt so we can start saving for a bigger home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2001	Debt/Income ratio:	56%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,158	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	goal-transparency1	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card/hospital deb
Purpose of loan:
This loan will be used to?
pay off a couple high balance credit cards, a long time hospital bill, and a loan
My financial situation:
I am a good candidate for this loan because?
?I will be able to get rid of these bills and only make one monthly payment in stead of awhole of payments a month
Monthly net income: $
2200.00
Monthly expenses: $?all these expenses I do not pay alone, my husbands income also pays for them, so I'm not sure what to put for them.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$155.53

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1996	Debt/Income ratio:	25%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$882	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	felicity-beaker6	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a motorcycle
Purpose of loan:
This loan will be used to?
This loan will be used to purchase a motorcyle.? I have owned one in the past and enjoy building and riding bikes.
My financial situation:
I am a good candidate for this loan because? I have a great job that I have been at going on four years.? I make just over $38,000 a year and I do not have any outstanding debts.? My wife makes just over $65,000 per year and we are able to save money every month but do not want to wipe out our savings by purchasing a motorcycle.? We would like to keep the money we have in our savings account in order to have a "cushion" therefore I am applying for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2001	Debt/Income ratio:	15%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	4y 1m
Amount delinquent:	$2,403	Revolving credit balance:	$26,509	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	duty-guild	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off property taxes
Purpose of loan:
This loan will be used to?
get caught up on property taxes and begin paying down other debt.
My financial situation:
I am a good candidate for this loan because?
I will repay this loan and any other debt I owe. I have a very stable income.? This is what I need to begin rebuilding my familys financial future.
Monthly net income: $
3200
Monthly expenses: $
??Housing: $?800
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 180
??Phone, cable, internet: $150
??Food, entertainment: $300?
??Clothing, household expenses $100
??Credit cards and other loans: $?50000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$415.54

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1995	Debt/Income ratio:	41%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$16,301	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	diversification-promiser0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CCs
Purpose of loan:
This loan will be used?to pay off my credit card debt.? I have debt from YEARS ago that I would like to consolidate into one payment and get it paid off.? My goad is to get it paid off within 3-4 years if possible.? ?

My financial situation:
I am a good candidate for this loan because I have always paid bills on time and think it is very important to be in good financial standing.? I was out of work for a year and half after having my son, but am back at work and ready to whittle away my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$186.64

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1984	Debt/Income ratio:	43%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,367	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cash-hunter	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of debt for good
Purpose of loan:
This loan will be used to? get out of debt for good, stay out of debt and enjoy life.

My financial situation:
I am a good candidate for this loan because?I am committed to paying off all my creditors and staying out of debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$94.56

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,317	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trident781	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Fund
Purpose of loan:
This loan will be used to? Pay my rent. I do not live at home and need somewhere to live while I am in school.

My financial situation:
I am a good candidate for this loan because?I am a senior and will be graduating in December of 2010. I will be able to pay my loan back quickly as I am hoping I will get a job right after I graduate. I have a part-time job during the school year and a full-time job in the summer so paying off the loan will not be a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.42%	Starting monthly payment:	$53.35

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,245	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Reikan	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	640-659 (Jun-2007)
Principal balance:	$379.81	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Get rid of my credit cards!
Purpose of loan:
This loan will be used to?

Consolidate my credit cards. I got several cards a few years back; I figured I could get them payed off in a timely fashion. It didn't happen. I have been making minimum payments ever since my main credit card was nearly maxed out. I would never have done such a thing, but it was to repair my vehicle, which is my only method of transportation. I'm looking to get rid of these cards for good and be debt free.

My financial situation:
I am a good candidate for this loan because?

I have a good track record on making my payments. While the minimum payment for this loan will be slightly higher than my current minimum payments, it will leave my essentially debt free as I will immediately pay them off, which will be a huge, huge relief. I know I can make the payments on time and I have been steadily employed here for over a year.

Monthly net income: $~800

Monthly expenses: $
??Housing: $200
??Insurance: $0
??Car expenses: $130
??Utilities: $50
??Phone, cable, internet: $0
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $105
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$1,015.01

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	17 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-contributor7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
outdoor deck, patio & landscaping
Purpose of loan:
Funds will be used for contractor?fees, materials & concrete to build a 20 X 35?outdoor deck and patio with flagstone steps.?In addition, front & backyard landscaping will be installed by a professional landscaping company.

My financial situation:
I am a good candidate for this loan because?I am financially stable, have good credit and my wife & I own our home in north texas which is in my wife's name (my name is on deed of trust). In addition, my wife has been a?? business owner in Dallas, Texas for approximately 15 years. I have the ability to pay this loan, if approved. However,?I am reluctant to pay the high interest rates the banks are now demanding for a personal loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1973	Debt/Income ratio:	6%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,493	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-treasure-equation	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off debt.

My financial situation:
I am a good candidate for this loan because?I?have always paid my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$735.98

Auction yield range:	8.06% - 11.50%	Estimated loss impact:	6.45%
Lender servicing fee:	1.00%	Estimated return:	5.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2001	Debt/Income ratio:	16%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$130	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-auction-producer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making our home handicap accessible
Purpose of loan:
This loan will be used to?make?our?home handicap accessible for my mother to move in with me and my sister. I am able to put in about $100,000 worth of upgrades?in our home?for a fraction of the cost. I am a?general contractor?with over 20+ years experience and will do most of the labor myself. I also know where to by high quality materials for the lowest price which is also why we can save so much. My mother currently lives with my brother but is relocating out of state soon so we wish to have her move in to keep her closer to most of our family and be able to provide better care for her. Currently it would not be possible for her to get around comfortably so we would have to remodel the home to achieve our goal.?This will make everybodys life much easier and happier.

My financial situation:
I am a good candidate for this loan because my credit is excellent and I have a flawless payment history. I also have a good stable job with plenty of work and have almost no debt. I could finance the project myself but I dont want to use so much of my savings to do so. I will be receiving help with the loan obligation from both my sister and brother so what I will be actually paying monthly is very low and easy to pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$327.39

Auction yield range:	8.06% - 10.00%	Estimated loss impact:	7.21%
Lender servicing fee:	1.00%	Estimated return:	2.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1996	Debt/Income ratio:	16%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$449	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	supreme-duty	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	760-779 (Latest)
Principal borrowed:	$6,700.00	< mo. late:	0 ( 0% )	760-779 (Oct-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
paying off high interest loan
Purpose of loan: This loan will be used to? pay off my current high interest?loan, and secure the reliability of my car, by finalizing my repairs.

My financial situation: I am a good candidate for this loan because I am always on time with payments,?I refuse to have my credit damaged due to none or bad payments. I have an excellent credit score that?I have worked hard to obtain, and I do not wish to?damage what?I have worked hard for. At the end of?I am a hard working guy with a good job?that would like to avoid the high interest rate the banks offer us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2001	Debt/Income ratio:	23%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,955	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	funds-javelin	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Tax
Purpose of loan:
I actually only need $800 to pay my personal property tax.? So will promptly pay back $200.00 as soon as i get the loan.? Just waiting on bonus from work which should be quick. Just don't want another late charge.

My financial situation:
I make good money and am able to pay all bills on time.? Can't put my wife on anything because she had identity stolen and we are stilling working on getting that back.?

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$351.85

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1984	Debt/Income ratio:	11%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	24y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,134	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fund-zebra2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and close card accounts. I am looking to consolidate to one monthly payment.

My financial situation:
I am a good candidate for this loan because??history of?of on time payments to cards.?All bureaus reporting 700+ credit score. Annual salary indicated is not factoring in 3-5% merit increase with annual bonus of 7-10%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	20y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,873	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dynamic-fairness2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying out business partner
Purpose of loan:
This loan will be used to? Finish a buyout of my current partner

My financial situation:
I am a good candidate for this loan because? I am current on all my obligation, I own a home and I am current on the mortgage, I have 20 years of business ownership. The company I cuttently own with my partner has a 20 year history and?we have owned it from the original owner for 5 years. I have a customer base of 500 customers that buy from me daily for replacement parts and new machines. My product has a patent for protection from competition.? We sell over 1 million a year in product. I have a sizable amount of money already invested in the business and it's my bread and butter.

Monthly net income: $ 7000.00 I take this from the business

Monthly expenses: $
??Housing: $ 1350
??Insurance: $ 150
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$497.00

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	22 / 22	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	38	Length of status:	0y 11m
Amount delinquent:	$86	Revolving credit balance:	$8,114	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	pound-sunshine	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Residency Loan
Purpose of loan:
This loan will be used to?cover the cost of relocation for medical residency program, medical board exams, and rent.
My financial situation:
I am a good candidate for this loan because I have never defaulted on any student loans, and will be employed within 6 months as a resident physician and will be more than able to pay back the loan.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$704.72

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1995	Debt/Income ratio:	33%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$31,565	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	shrewd-liberty	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan: will be used to? Consolidate my higher interest cards. I got caught in the low interest credit card Balance transfers. These are no longer available. I have delt with the card companies and they are unwilling to work out a better interest rate and consolidate as I have the available balance to do so. My current interest rates are with balance 17800 @ 11.9%? and 4400 @ 9.9. I have good credit and a great payment history. I am just looking to get a good low interest loan.?My financial situation:

I am a good candidate for this loan because? I have a solid Job I have been with this company for 6 years now 4 of which have been as an employee. I started as a consultant. I have good credit and a good job. I have low interest rates I am just looking for a lower rate. I have herd of this site and thought I would take a chance. Hoping someone would be willing to take a chance with me
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$113.15

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	9%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,940	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	generous-payout5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
elk
Purpose of loan:
This loan will be used to?help out a lifelong friend who is going through a nasty divorce and has three children to support.?

My financial situation:
I am a good candidate for this loan because?
I know my credit score isn't great right now, but I am a stable man. I've been in the Army for 15 years, and I pay my bills.
Monthly net income: $ 7100.00

Monthly expenses: $
??Housing: $ 3200.00
??Insurance: $ 200.00
??Car expenses: $ 00.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 425.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.41%	Starting borrower rate/APR:	8.41% / 10.50%	Starting monthly payment:	$211.22

Auction yield range:	4.06% - 7.41%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2001	Debt/Income ratio:	17%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,943	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Tengoku	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards b4 Wedding
Purpose of loan:
This loan will be used to pay off all my credit card bills so that I can focus on saving up on my wedding.

My financial situation:
I am a good candidate for this loan because I have a full time career job and do not have any other expenses besides my credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$613.08

Auction yield range:	8.06% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1990	Debt/Income ratio:	60%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$101	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	numero-uno2	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bye, Bye Credit Monster
Purpose of loan:
This loan will be used continue paying off the second half of a credit union loan obtained for remodeling our mother-in-law's 2nd story home, purchases & business credit card.

My financial situation:
I am a good candidate for this loan because I'm a believer in always being on-time with my bills and responsibilities. I'm constantly bombarded with credit card offers & credit union loan offers. (I'm not happy with their "terms")

I believe banks are too unethical & greedy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.98%	Starting borrower rate/APR:	24.98% / 27.29%	Starting monthly payment:	$119.25

Auction yield range:	8.06% - 23.98%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,146	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benevolent-openness4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvention and Renaissance project
Purpose of loan:
This loan will be used to?
support research, minor travel and expenses for a study on Americans who make dramatic (or wish to make dramatic) changes in their lives.

In past years, Americans have made dramatic changes in their lives either out of frustration or boredom ("Jimmy Buffett Syndrome" is one example, a purely cultural phenomenon that describes people's decision to move to warmer climates or more freewheeling locales, like Key West). Recently those life changes involve working in underpriviledged communities or countries, or switching from profit to non-profit work. I would like to learn and write about this trend.

My financial situation:
I am a good candidate for this loan because?
I can support the project with additional funds from publishing articles about change, forging new careers and paths, and the new global response to need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1999	Debt/Income ratio:	18%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	undaunted-coin0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my payday loans
Purpose of loan:
I intend to use this loan to pay off credit cards and a couple? of pay-day loans i previously took about a month ago. My financial situation was in good standing before I took the loans, the reason I took payday loans is because I needed to give some money to family members to help them out (regarding rent, etc.) and I needed to replace the funds.? I work extremely hard, I just took a second job and will pay the loan promptly, my credit has improved over the last year or so. I would like a fresh start financially and if you would be so kind as to grant me this loan, I could easily eliminate my payday loans and regain control of my finances. I would pay the loan back promptly and faithfully every month. I make about 2000 dollars a month between my two jobs. (just began the second job 2 weeks ago), I currently am renting a room on which I pay 130 dollars weekly (520 a month), my car note is $260 per month, my car insurance is $850 dollars every 6 months, (due again on 2-11 for the amount of 418.75, then not due again until May), I pay about $60 a month for my phone bill, and because of my payday loans removing money from my bank account on a weekly basis, I am limited to spending about $15 a week on groceries. I will be 100% committed to my monthly payments-I really need to get this financial burden regarding the payday loans off my back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$73.31

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1985	Debt/Income ratio:	14%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	34	Length of status:	3y 8m
Amount delinquent:	$64	Revolving credit balance:	$5,647	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	113%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	48	Homeownership:	No
Inquiries last 6m:	0
Screen name:	watcher3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bills
Purpose of loan:
This loan will be used to?pay for stress?test my cardiologist is recommending.? My insurance has a?$2000 deductible.?

My financial situation:
I am a good candidate for this loan because?I will repay it in full within the next six months?????

Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $ 1480?
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $?175
??Phone, cable, internet: $ 150
??Food, entertainment: $?500
??Clothing, household expenses $?350
??Credit cards and other loans: $ 800
??Other expenses: $ 200????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1988	Debt/Income ratio:	58%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	1	Total credit lines:	30	Length of status:	14y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,586	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	4
Screen name:	AB1955	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to? pay off debt

My financial situation:
I am a good candidate for this loan because?
I am trying deligently to manage my finances in preparing for my family's future.
Monthly net income: $
2720.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 189
??Car expenses: $ 235
??Utilities: $ 50
??Phone, cable, internet: $ 37
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 325
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$458.29

Auction yield range:	17.06% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1982	Debt/Income ratio:	22%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,286	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Zerby	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2007) 680-699 (May-2007)
Principal balance:	$2,106.11	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I'm currently employed working for the same company for 12+ years.? My wife also contributes to our household income.? She is a Registered Nurse working at a local hospital.

Monthly net income: $ 4000?? ($6000 including wife's income)

Monthly expenses:
? Housing: $ 550.00
??Insurance: $ 176.00
??Car expenses: $ 330.00
? Boat Loan: $271.00
??Utilities: $ 220.00
??Phone, cable, internet: $ 400.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
? Fuel expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1999	Debt/Income ratio:	13%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$86	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigilance-thunder4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit card debt
Purpose of loan:
I require this loan to enable me to consolidate all outstanding balances on our credit cards to bring them down to one, simple monthly payment. We are currently taking advantage of limited low interest offers from credit cards but the process to constantly transer the balances is proving to be somewhat challenging in this economy.

My financial situation:
I am a good candidate for this loan because I have never missed a single payment of any kind.? My excellent credit score?is important to me as well as getting out of debt as quickly as possible. I have a great position in a strong company that has seen growth of over 50% in the last 12 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.25%	Starting borrower rate/APR:	10.25% / 10.60%	Starting monthly payment:	$728.66

Auction yield range:	3.06% - 9.25%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1990	Debt/Income ratio:	14%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$137	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Maktmak	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my wife's credit card
Purpose of Loan:
Second try! My first request was only 91% filled, so I?m asking for less and starting at a higher rate. This loan will be used to consolidate several of my wife?s credit cards at a better interest rate.

She has been working in the construction/architecture industry and was laid off. This, in itself, would be manageable, but in an effort to survive and unbeknownst to me, she?s been relying on credit cards to keep up appearances. We have made some changes in our family, and hopefully, will come out of this stronger.

This loan will combine 3 of her 4 credit lines into one payment at a lower interest rate. We plan to sell her car, pay off that car loan and throw everything else we can at the 4th to get that paid as quickly as possible.

My financial situation:

I am a homeowner with an exemplary credit rating. By the time this loan closes I should have little to no revolving debt or car payments of my own, leaving only our 1st and 2nd mortgage as major debts to service. A rough budget is as follows:

Monthly Income: $15,000.00
(My income only. Wife plans to obtain at least a part-time job to increase this.

Expenses:
Mortgage (1st and 2nd) 3000.00
School Tuition-kids 1700.00
Groceries/expenses 2000.00
Car Insurance 120.00
Cable 135.00
Phone 60.00
Cell 200.00
Life/Disability Ins 650.00
Utilities 250.00
College Saving 500.00
Vacation Timeshare fee 100.00
Self employment Tax 2600.00
Orthodontist 180 .00 (x 6 more months)
Savings 800.00
Childrens Allowances 100.00

Total 12095.00

The remainder will service this loan (at ~$800.00 per month) as well as the 4th high interest credit card which has a monthly minimum payment of ~$800 per month. Again, it is my hope to have this high interest card renegotiated and paid off in the very near future.

Thank you in advance for your investment!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$180.91

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2007	Debt/Income ratio:	10%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,285	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	unrelenting-p2p	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off an unexpected bill
Purpose of loan:
This loan will be used to pay off an unexpected bill.

My financial situation:
I am a good candidate for this loan because all my accounts are in good standing and i am a full time employee.

Monthly net income: $
$3,840.00
Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $?0.00
??Phone, cable, internet: $60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?400.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1986	Debt/Income ratio:	44%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	47	Length of status:	22y 5m
Amount delinquent:	$14,916	Revolving credit balance:	$17,334	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	self-reliant-listing589	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off outstanding loans into one
Purpose of loan:
This loan will be used to?pay off outstanding debts into one?

My financial situation:
I am a good candidate for this loan because?
I only need to borrow the money until June when the sale of our land in finalized and I get money back to pay back the loan.
Monthly net income: $ 3422

Monthly expenses: $
??Housing: $ 931
??Insurance: $ 130
??Car expenses: $ 425
??Utilities: $ 400
??Phone, cable, internet: $ 93
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	23%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,430	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dinero-tamer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Dream Wedding!
Purpose of loan:
This loan will be used to cover wedding expenses for my upcoming ceremony in May 2010. We have a few expenses left such as food & drink, music, flowers, and other reception items.

My financial situation:
I am a good candidate for this loan because as a teacher, I have a stable income. In addition to my own income , my finace' contributes to monthly expenses with his income. I pay on my current obligations. I have an auto loan and student loan payments that I pay on-time every month. I believe that being fiscally responsible is important, so I only have 1 credit card with low current balance. I would like to refrain from using my card for wedding expenses. I am researching each expense carefully, but I don't want the memories from that day to be clouded with worry about how to pay for it.

Monthly Expenses:
Rent Total-$688.75 (split with finace')
Car Insurance: $97.67
Auto Loan Payment-$320.20
Student Loan Payment-$126.00
Utilities- $70

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1993	Debt/Income ratio:	34%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	59	Length of status:	4y 0m
Amount delinquent:	$9,587	Revolving credit balance:	$25,255	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	asset-fortress	Borrower's state:	Minnesota	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me end debt settlement program
Purpose of loan:
This loan will be used to??settle?an account in a debt settlement program.? We got into trouble?with some?credit cards that have been used to compensate for times of unemployment.?My husband and I are both employed full time and are focused on elimination of debt.? We signed up for a debt settlement program and have settled?most of our accounts and this money would take care of?a?settlement at?a much cheaper rate.? I would greatly appreciate the help in getting out of the situation we are in and living more stress free.

My financial situation:
I am a good candidate for this loan because? I?do not splurge on wasteful things, and am ready to get back on track and continue to eliminate debt.? I will pay this loan on time, and I appreciate the help of all who believe in me enough to help me.

I would be happy to answer any questions or provide more information to those that need it.? I appreciate you reading this and would be happy to pay interest to prosper lenders.

Monthly net income: $ 2,600????
Monthly expenses: $
??Housing: $?706
??Insurance: $?215
??Car expenses: $ 415
??Utilities: $ 120
??Phone, cable, internet: $?120
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $?570
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$891.93

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-2003	Debt/Income ratio:	57%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,415	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	interest-mechanic5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards debt
Purpose of loan:
This loan will be used to pay off my credit card debts. Amount requested is the only amount that can help me.I am very responsible person always pay on time, i grow up and i want to pay off my debt and start savings money and throw my credit cards away. I really need your help!!! Please!!! i promise to pay on time and make my payment in requested amount :)))

My financial situation:
I am a good candidate for this loan because i am very responsible and learned that?I have to respect?my credit score and dont play with credit cards. I want to start saving money and that would be my first step to better life... Please consider my application! Thank you for your time ! i appreciate that

Monthly net income: $?2800????
Monthly expenses: $
??Housing: $ 100
??Insurance: $ 100????
??Car expenses: $ 100
??Utilities: $
??Phone, cable, internet: $ 60
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$353.43

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2004	Debt/Income ratio:	17%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,056	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pure-bid1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
USed VAN
Purpose of loan: Buy Used Car
This loan will be used to? make an good deal ,buying used Van low miles.

My financial situation:i have no debits and my monthly expenses are low.
I am a good candidate for this loan because?My credit score is good,i am an responsible person.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	19 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$323,342	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greenback-birdie	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to consolidate credit card debt. ????

My financial situation:
I am a good candidate for this loan because own a firm that is creating cash flow.

Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$346.90

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1981	Debt/Income ratio:	31%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	17 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$56,285	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	spirited-credit7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Wells Fargo Credit Card
Purpose of loan:
This loan will be used to? pay off my Wells Fargo Credit Card.????

My financial situation:
I am a good candidate for this loan because? I have been employed at the same employee for nearly 15 years and I pay all my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,125.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.14%	Starting borrower rate/APR:	25.14% / 28.60%	Starting monthly payment:	$44.81

Auction yield range:	8.06% - 24.14%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	17.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	39	Length of status:	11y 5m
Amount delinquent:	$1,305	Revolving credit balance:	$1,961	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	66	Homeownership:	No
Inquiries last 6m:	1
Screen name:	savingpets2004	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of personal loans
Purpose of loan:
This loan will be used to?
Pay off 2 other personal loans that I have out..Its driving me CRAZY knowing that I am SO close. I have been adding to each payment, and? I want to pay them off NOW!!? So I can put them behind me and they will be gone forever, I can start moving forward with my credit repair and building my credit worth..? I messed up the paperwork and did not get it to Prosper in time, and so my last listing was cancelled.. I drive a truck over the road, and was unable to get home to get the proper documents faxed to the,m.. So that listing was cancelled.. I am hoping that those that were going to take a chance on me last time, will still support me.. .? With this consolidation and lowering my monthly payment as well, I hope to be gaining? a relationhip with the? prosper community that is both long term AND positive..
My financial situation:
I am a good candidate for this loan because?
I have a steady income ,, been emplyeed the last 12 years with the same compnay...I have? been trying very hard to bring my credit score up from when I was ill and unable to work.. my credit score is very important...I try to check?the?accuracy of?my report at?least 3 times a year... ( it is about time again)?
?I will? be trying my hardest to?pay everything on time to the very best of my ability .. I am trying to keep my goal of all my credit card usage between 35-40%.. and try to pay it all off at the end off the month... just enough to keep them open and leaving positive ratings... Since ?Christmas was this month, it will take a couple of months to achieve this again.. but it will be done shortly..?

Monthly net income: $
3300.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 650.00
??Other expenses: $ 125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	12%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,428	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exponential-revenue2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
I am consolidating my credit cards and I am reducing the interest rate on the debt through Prosper. Big banks can borrow money for nearly nothing and then they charge me 17%! Help me stick it to the man!

PS (I also have excellent credit and a full time job so I can easily cover the monthly payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	13.06% / 15.21%	Starting monthly payment:	$360.83

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2002	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$75	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AmericanDream1984	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing products to sell abroad
Purpose of loan:
To buy and ship self-defense products for sale in Nigeria.? I've been working in Nigeria for 15 mths.? Despite strong demand, almost no one sells these products here, and prices are twice US retail.? I plan on selling this inventory in 12 months.? I tried to include some financial details below but there is a 1,000 character limit to these descriptions.? Please ask questions.?

Cash Flow
Prosper Loan - $10.7k
Products - ($8.8k)
Shipping - ($1.9k)
Sales - $19.4k
Loan Payback - ($12.7k)
Profit - $6.7k

Products Costs (and Retail value)
100 Stun Pens - $1.3k ($2.1k)
100 Mini-Stun Guns - $1.8k ($2.4k)
150 Lipstick Stun Guns - $2.3k ($4.5k)
200 Lipstick Pepper Sprays - $1.3k ($3.6k)
250 Keychain Pepper Sprays $1.6k ($4.5k)
150 Pepper Spray Pens - $596 ($2.3k)

My Financial Situation:
I am a good candidate because....I have great credit, NO significant debt, and pay all my bills on time.? I earn about $40k/yr, excluding bonus.? My after-tax monthly salary is about $2k.? I live with family (no rent) and drive a company car.? My bills also never exceed $1k/month.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$126.64

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1982	Debt/Income ratio:	20%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	39	Length of status:	21y 5m
Amount delinquent:	$603	Revolving credit balance:	$0	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dnrsgoldtouch	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOUSE PAYMENTS
Purpose of loan:
This loan will be used to?
CATCH UP ON SOME BILLS
My financial situation:
I am a good candidate for this loan because? IM A RESPONSIBLE PERSON. JUST STRUGGLING W/ BAD RENTERS WHO LEFT ME WITH TWO EXTRA MORTGAGES.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	15%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,888	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	return-laser7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up on Bills and school
Purpose of loan: This loan will be used to pay down some bills and continue my education so I can advance in my career and my income.

My financial situation: I am a good candidate for this loan because I am my own personal financial adviser that review my finances monthly to keep track of my income and payments going out.? I am on the right track to financial freedom and making financial goals come true with?a little assistance from you.? My government employment is guaranteed income that has helped me in?many aspects of my life both financially, personally and academically.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.41%	Starting borrower rate/APR:	8.41% / 10.50%	Starting monthly payment:	$189.16

Auction yield range:	4.06% - 7.41%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2000	Debt/Income ratio:	18%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,025	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newest-speedy-durability	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate omy credit card debt

My financial situation:
I am a good candidate for this loan because?I have had steady employment?with the same company for 5 years.??I also have a part-time job which contributes to my annual income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1976	Debt/Income ratio:	6%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	23y 10m
Amount delinquent:	$160	Revolving credit balance:	$2,246	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	skyhawaii	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$252.54

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1985	Debt/Income ratio:	19%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	34 / 31	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$133,984	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	versatile-agreement	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Aircraft Modification
Purpose of loan:
This loan will be used to add Speed Brakes to Mooney N57638

My financial situation:
I am a good candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	11.06% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$2,255	Revolving credit balance:	$13,528	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mamamac3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate credit card
Purpose of loan:
This loan will be used to pay off my last credit card.?

My financial situation:
I am a good candidate for this loan because I have not used a credit card in over a year?and I am enrolled in a program to become a dental assistant.? I currently perform mystery shopping assignments for a variety of companies and bring in a couple of hundred dollars a month, which?I will use to pay down this loan until I finish school in May.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2005	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,295	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	atizer0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards debt and finish this endless payments I am making for years.

My financial situation:
I am a good candidate for this loan because, I have a good job and making enough money to pay off this loan in a short time. Do not get confused by credit scores. My credit score was 740 just a week ago. I bought a new car and the dealer made too many inquiries at the same time, which affected on my score. I don't have any one single late or unpaid account ever.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1994	Debt/Income ratio:	14%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,169	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	LuckyLou	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	45 ( 100% )	820-839 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	760-779 (Nov-2007) 760-779 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
Pay Off of Existing Line of Credit
I am using the loan towards the costs of subdividing a parcel (survey, legal fees).? The business includes seventeen rental properties now generating a positive net income return of about 15% / year.? My credit scores show my ability to manage the debt and I am using the prosper.com service for the?third time.? I have the ability to rely on a Line of Credit from a local bank at 11.0% and hope to achieve a better rate through Propser.??My income provided to Prosper is only from my full time employment as a Professional Engineer.? The income from the real estate on my tax return's?Schedule E?for 2009 is approximately $25,000.?

I am a lender and borrower on Prosper.? Please let me know if you have any?questions.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,413.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,013.88

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1994	Debt/Income ratio:	67%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$25,215	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fundingfanatic	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	760-779 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Paying off higher interest cards
Purpose of loan:
This loan will be used to?
pay off a chase card with a balance of 12,313 at 21.5% interest pay off a wachovia card with a blance of 10,100 at 19.75% interest
My financial situation:
I am a good candidate for this loan because?

I always pay my debts.? I have sufficient income to continue paying off my debts in a timely mannor.? This is my second prosper loan with the first one of $5000 being paid off in full.? I am an avid?supporter of the Prosper idea.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$203.69

Auction yield range:	3.06% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	10%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LuckyRealEstateInvestor	Borrower's state:	Missouri	Borrower's group:	AA Credit***
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	800-819 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-759 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Need to repair foundation, sewer
Purpose of loan:
We are fixing up our home. We need to stabilize the foundation, put in a sump pump and repair the sewer drain lines and plumbing. With this loan we will be able to fix these issues.
My financial situation:
I am a good candidate for this loan because?I am a responsible person who works full time and pays all my bills on time. Just did not have enough money set aside for such extensive repairs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$284.11

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1983	Debt/Income ratio:	9%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,982	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	attentive-fairness6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
misc home improvements
Purpose of loan:
This loan will be used to?? Misc home improvements

My financial situation:
I am a good candidate for this loan because?? I have always been relaible on my payments and have a high credit rating. Both of our vehicles are paid for !
We only have a small payment with Kubota Corp. and a house note.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	10%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,400	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	justanotherdude	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to pay off a high APR Discover Card(18%)

My financial situation:
I'm an Engineer with a stable, predictable income. We used this card to pay for my wife's college expenses since the rate was very low at that time. Recently they jacked up the rate to 18%, when the new credit card laws started to take shape. I'd much rather pay reasonable interest to you than to a greedy corporation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,940	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transaction-communicator	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Venture Capital Request
Purpose of loan:
This loan will be used?for start up operations of?ACH Safety Group, LLC, in the?Houston, TX area. We are a Environmental, Health, Safety, and Security consulting company. We offer both products and services to a wide range of industry.?

My financial situation:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$632.83

Auction yield range:	8.06% - 15.00%	Estimated loss impact:	6.54%
Lender servicing fee:	1.00%	Estimated return:	8.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,258	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Dixaz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off revolving credit
This loan will allow me to consolidate several credit cards with various interest rates into one payment. I have never been late on any payment and have had no credit debit until recently. The money is coming in over the next several months to pay these off without this loan. The loan will enable me to pay them off quicker thus reducing the various interest rates into one easy to track loan.

My financial situation is good at this point. My business is looking very good for the fall. Spring is a little slow but plenty of money is still coming in to make my monthly expenses. I do have enough in cash reserves to pay off this loan but would like to keep that intact for emergencies.

I would be a good candidate for this loan because I take my credit worthiness very seriously. I always make my payments on time and will never be late on a payment. I fully intend to pay this off as quickly as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,099	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	admirable-loyalty	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Citi loan
I am taking this loan so i can pay off a higher interest Citi loan. I have excellent credit and steady income to pay off the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$196.09

Auction yield range:	8.06% - 16.00%	Estimated loss impact:	8.36%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1986	Debt/Income ratio:	14%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,096	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	p2p-recruiter	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit card balance
Purpose of loan:
???? I?chopped up?the credit card and I'm struggling to pay off the balance. Desperately seeking a clean slate?and a 'cash only' lifestyle. Paying on this loan will be much less money?from?my check than paying the stronghold credit card company and their outrageous interest rates.

My financial situation:
??? I am a good candidate for this loan because I've got one card to pay off and will never get?myself into the same situation again. First time college students should really be warned against credit card companies and their enticing offers; I wish I was warned way back then.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.81%	Starting borrower rate/APR:	27.81% / 31.78%	Starting monthly payment:	$41.26

Auction yield range:	8.06% - 26.81%	Estimated loss impact:	7.14%
Lender servicing fee:	1.00%	Estimated return:	19.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1986	Debt/Income ratio:	36%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,653	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	entertaining-liberty2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off payday loans
Purpose of loan:
This loan will be used to? pay off high interest?payday loans

My financial situation:
I am a good candidate for this loan because? dependable full time work history, with Clarian Health for 7 years, and will continue.? I am trying to find prn night shift work.?

Monthly net income: $? Net?? Is that take home?? Approx $71,000.?? The $83,000 is gross.?? $82000 from Clarian, & $1200 prn at Fairbanks Hosp.

Monthly expenses: $
??Housing: $??1873, but husband's income?pays also
??Insurance: $ 79
??Car expenses: $ 483
??Utilities: $ 140
??Phone, cable, internet: $ 99
??Food, entertainment: $? 350
??Clothing, household expenses $ 40
??Credit cards and other loans: $ approx 1392
??Other expenses: $ 15?pets
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2003	Debt/Income ratio:	36%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$165	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-powerplant6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? This loan will be used to re-model our kitchen, master bathroom, guest bathroom, new flooring, & other small improvements in order to get our house ready to sell this summer. We purchased our house @ $150,000 and our real estate agent has appraised our current value (minus any improvements) at $180,000. We are looking for a loan in order to increase our home value before listing it for sale. I have not had a late payment in 3+ years. We will be able to comfortably afford up to $450 a month payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2007	Debt/Income ratio:	15%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$46	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	intuitive-deal7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting a property
Purpose of loan:
I'm planning to purchase a property and I'm paying 50% of the property value from hand. I'm trying to get a loan for the remaining sum and I hate to go through the unnecessary and unrewarding formalities through banks; who are practically turning their backs to customers because of the current economic situations.

My financial situation:
This is my only debt ever and the reason I'm opting for this loan is because I can't put down $50,000 from my pocket at a stretch. I have put down $25,000 out of my own savings already and I easily save over $3000 a month. So repayment of this loan should be a cake walk for me. All I'm looking for is some good trust and I'm sure I can live up to it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2005	Debt/Income ratio:	30%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,890	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	golden-power6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
I have a reliable job , steady income .my wife is also started working full time, i want to pay off my credit cards before my rates go up in Jan2010, also with this money I can payoff my car loan (i will be relieved another $350 per month), Also I can pay off all these store credit cards with this money , please help me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1983	Debt/Income ratio:	29%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	15	Length of status:	3y 8m
Amount delinquent:	$2,431	Revolving credit balance:	$651	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	2
Screen name:	RussRuss	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roof and Septic Tank
Purpose of loan:
I just recently became a brand new home owner and am in desperate need of a new roof and septic system for my new home in Orange, TX. so that me and my son can move in.? There are several leaks in?my roof that are starting to get into the interior walls and time is of the essence.? My Septic tank is an old tank and with the new city codes I am going to need an aerobic system put in within the next 6 months.

My financial situation:
I am a good candidate for this loan because I have a good solid?job and?my payment history has been very solid the last 2 years.? I make a decent living and take pride in that fact that I have been able to provide a home for me and my son.? I have little to no debt at all besides my home.

Monthly net income: $? $2,700.00 (able to provide documentation)

Monthly expenses: $
??Housing: $ $689.15
??Insurance: $ $75.00
??Car expenses: $0
??Utilities: $120 - I dont have to pay for water or sewer as?I am outside?city limits and?use a water well.
??Phone, cable, internet: $?49.99
??Credit cards and other loans: $?125

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$347.24

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1986	Debt/Income ratio:	50%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,128	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	income-mountain3	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fabric purchase for manufacture
Purpose of loan:
This loan will be used to purchase silk fabric in bulk to produce an ongoing product which I sell to a wholesale distributor on a regular basis. I also use this fabric for my clothing line that I produce which compriise 50% of my production.

My financial situation:
I am a good candidate for this loan because I have been producing hand-dyed silk clothing in addition to a wholesale product for the last 10 yrs. I have my own business which is incorporated and operate it with my husband. The business has operated in the black since it's inception in 2002.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,091	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	spry-duty9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real estate Investment
Purpose of loan:
This loan will be used to buy condos from foreclosures.

My financial situation:
I am a good candidate for this loan because I have great history of credit, also pay back on time.
Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 60.00?
??Car expenses: $ 368.00
??Utilities: $?40.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,700.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 10.85%	Starting monthly payment:	$315.27

Auction yield range:	3.06% - 9.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1983	Debt/Income ratio:	4%
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$665	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	chuckler2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my cards
Purpose of loan:
This loan will be used to consolidate ssome of my?high interest cards to one monthly payment, I had put a listing for higher amount, but it wasn't fully funded, that's why I start with a lower amout this time, hopefully I'll get this one funded.

My financial situation:
I am a good candidate for this loan because I never been late on any of my credit accounts, I do believe? the importance of keeping my good credit rating, I also have a job that pays me perfect, I'm looking to pay this loan off within 3 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	48%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	3y 7m
Amount delinquent:	$19,778	Revolving credit balance:	$12,523	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	silver-happiness9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
This loan will be used to help fund my wedding.

My financial situation:
I am a good candidate for this loan because I've had a steady job for 4 years, with my last career lasting 5.

Monthly net income: $ 36000

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.